SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of each fund’s summary prospectus.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2018.
Fabian Degen, CFA, Porfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
Please Retain This Supplement for Future Reference
May 10, 2021
PROSTKR21-21